UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): February 1, 2026

ENB Financial Corp

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 E. Main St., Ephrata, PA	17522-0457
(Address of principal executive offices)	(Zip Code)

(717) 733-4181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Explanatory Note

Effective February 1, 2026, ENB Financial Corp (“ENB”) completed its acquisition of Cecil Bancorp, Inc. (“Cecil”) pursuant to the Agreement and Plan of Stock Acquisition, dated as of August 12, 2025, by and among ENB, ENB South Acquisition Subsidiary, Inc. (“Acquisition Subsidiary”), The Ephrata National Bank, Cecil, and Cecil Bank. ENB filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the acquisition and related matters. The purpose of this Amendment No. 1 to Current Report on Form 8-K/A is to amend the Form 8-K filed on February 2, 2026, to include the information required by Item 9.01(a) and (b).

ITEM 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

(1)	The audited consolidated financial statements of Cecil as of and for the years ended December 31, 2024 and 2023, and the accompanying notes thereto, and the related Independent Auditor’s Report are attached hereto as Exhibit 99.1.

(2)	The unaudited consolidated financial statements of Cecil as of and for the nine months ended September 30, 2025 and 2024, are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information

The unaudited pro forma combined condensed statement of condition of ENB as of the nine months ended September 30, 2025, and the unaudited pro forma combined condensed statement of income as of and for the nine months ended September 30, 2025, and the year ended December 31, 2024, are attached hereto as Exhibit 99.3.

This Form 8-K/A does not modify or update the consolidated financial statements of ENB included in ENB’s Annual Report on Form 10-K for the year ended December 31, 2025, nor does it reflect any subsequent information and events.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1	The audited consolidated financial statements of Cecil as of and for the years ended December 31, 2024 and 2023, and the accompanying notes thereto, and the related Independent Auditor’s Report.

99.2	The unaudited consolidated financial statements of Cecil as of and for the nine months ended September 30, 2025 and 2024.

99.3	The unaudited pro forma combined statement of condition of ENB as of the nine months ended September 30, 2025, and the unaudited pro forma combined statement of income as of and for the nine months ended September 30, 2025.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: April 17, 2026	/s/ Douglas P. Barton
Douglas P. Barton
Executive Vice President/Chief Financial Officer and Treasurer (Principal Financial Officer)